UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

to

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 24, 2011

Kensey Nash Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34388	36-3316412
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation or organization)

735 Pennsylvania Drive, Exton, Pennsylvania 19341

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (484) 713-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On May 27, 2011, Kensey Nash Corporation (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting its acquisition of certain operational assets and certain liabilities relating to the business and product lines of Norian Corporation (“Norian”). This Amendment No. 1 on Form 8-K/A amends and supplements the Initial Form 8-K and is being filed to provide the historical financial information required and the pro forma financial information required pursuant to Items 9.01(a) and 9.01(b) of Form 8-K, respectively. In accordance with the requirements of Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K, this Amendment No. 1 on Form 8-K/A is being filed within 71 calendar days of the date that the Initial Form 8-K was required to be filed.

Item 9.01.    Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The following audited and unaudited financial statements as required by Item 9.01(a) are attached hereto as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(i.)	Report of Independent Auditors.

(ii.)

The Audited Statement of Assets Acquired and Liabilities Assumed of Norian as of December 31, 2010, the Statement of Net Revenues and Direct Costs and Operating Expenses of Norian and the accompanying notes thereto for the Year Ended December 31, 2010, and the Unaudited Statement of Assets Acquired and Liabilities Assumed of Norian as of March 31, 2011, the Statements of Net Revenues and Direct Costs and Operating Expenses of Norian and the accompanying notes thereto for the Three Months Ended March 31, 2011 and 2010.

(b)	Pro Forma Financial Information.

The following Unaudited Pro Forma Condensed Consolidated Balance Sheet as required by Item 9.01(b), giving effect to the Company’s acquisition of certain operational assets and certain liabilities relating to the business and product lines of Norian (the “Norian Business”) as if the acquisition had been completed on March 31, 2011, and supplemental forward-looking information are attached hereto as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(i.)	Unaudited Pro Forma Condensed Consolidated Balance Sheet and accompanying Notes of Kensey Nash Corporation as of March 31, 2011.

(ii.)	Supplemental Forward-Looking Information Regarding the Net Asset Acquisition of the Norian Business.

(d)	Exhibits.

2.1 †	Asset Purchase Agreement by and between Norian Corporation, KNC NOR Acquisition Sub, Inc. and Kensey Nash Corporation, a Delaware corporation, dated May 24, 2011.*

2.2 †	Agreement of Sale (for 1230 Wilson Drive, West Chester, Pennsylvania) by and between Norian Corporation and KNC NOR Acquisition Sub, Inc., dated May 24, 2011.*

10.1 †	Supply Agreement by and between Synthes USA Sales, LLC, and KNC NOR Acquisition Sub, Inc., dated May 24, 2011.**

23.1	Consent of Independent Auditors, Ernst & Young LLP.

99.1	Press Release of Kensey Nash Corporation dated May 24, 2011 (previously furnished as an exhibit to the Current Report on Form 8-K filed with the Securities and Exchange Commission on May 27, 2011).

99.2	Audited Statement of Assets Acquired and Liabilities Assumed and Statement of Net Revenue and Direct Costs and Operating Expenses of the Norian Business as of and for the year ended December 31, 2010, the accompanying notes thereto and the related Report of the Independent Auditors, the Unaudited Statement of Assets Acquired and Liabilities Assumed as of the Three Months Ended March 31, 2011 and Statements of Net Revenue and Direct Costs and Operating Expenses of the Norian Business as of and for the Three Months Ended March 31, 2011 and 2010.

99.3

Unaudited Pro Forma Condensed Consolidated Balance Sheet of Kensey Nash Corporation as of March 31, 2011 and the accompanying notes thereto and Supplemental Forward-looking Information Regarding the Net Asset Acquisition of the Norian Business.

†	Previously filed as an exhibit to the Current Report on Form 8-K.

*	Exhibits and schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of an omitted exhibit or schedule to the Securities and Exchange Commission upon request.

**	Portions of this exhibit were omitted and have been filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment under Rule 24b-2 under the Securities Exchange Act of 1934 and Rule 406 under Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENSEY NASH CORPORATION

By:	/s/ Michael Celano
Michael Celano
Chief Financial Officer

Dated: August 5, 2011

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